                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 20

USGF SAR 8/99

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

July 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

    The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

    The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT

    In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates 0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

    Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      June 30, 1997, through June 30, 1999

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 1997                                                                   6.5000                             2.3000
                                                                           6.0000                             2.2000
                                                                           5.5000                             2.2000
Sep 1997                                                                   6.2500                             2.2000
                                                                           5.7500                             2.1000
                                                                           5.6875                             1.8000
Dec 1997                                                                   6.5000                             1.7000
                                                                           5.5625                             1.6000
                                                                           5.6250                             1.4000
Mar 1998                                                                   6.1250                             1.4000
                                                                           5.6250                             1.4000
                                                                           5.6875                             1.7000
Jun 1998                                                                   6.0000                             1.7000
                                                                           5.5625                             1.7000
                                                                           5.9375                             1.6000
Sep 1998                                                                   5.7500                             1.5000
                                                                           5.2500                             1.5000
                                                                           4.8750                             1.5000
Dec 1998                                                                   4.0000                             1.6000
                                                                           4.8125                             1.7000
                                                                           4.8750                             1.6000
Mar 1999                                                                   5.1250                             1.7000
                                                                           4.9375                             2.3000
                                                                           4.5000                             2.1000
Jun 1999                                                                   4.0000                             2.0000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

\
             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                        VAN KAMPEN U.S. GOVERNMENT FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1)...   (0.55%)    (0.95%)     (1.02%)
Six-month total return(2)................   (5.27%)    (4.80%)     (1.98%)
One-year total return(2).................   (2.77%)    (2.52%)      0.28%
Five-year average annual total
  return(2)..............................    5.92%      5.86%       6.12%
Ten-year average annual total
  return(2)..............................    6.85%        N/A         N/A
Life-of-Fund average annual total
  return(2)..............................    8.85%      4.82%       4.22%
Commencement date........................  05/31/84   08/24/92   08/13/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).....................    6.49%      6.00%       6.01%
SEC Yield(4).............................    5.64%      5.11%       5.13%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1999.

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest when due, on specific securities in the Fund's portfolio, not to shares of the Fund. Fund shares when redeemed, may be worth more or less than their original cost. The value of debt securities will fluctuate with changes in market conditions and interest rates, which will effect the value of Fund shares. Securities which are issued by private issuers involve greater risk than those issued directly by the U.S. Government.

Market forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW
                        VAN KAMPEN U.S. GOVERNMENT FUND

We recently spoke with the management team of the Van Kampen U.S. Government Fund about the key events and economic forces that shaped the markets during the past six months. The team is led by Peter W. Hegel, chief investment officer for fixed-income investments, who has been a member of the Fund's management team since the Fund's inception in 1984 and has worked in the investment industry since 1981. Mr. Hegel is joined by portfolio managers Barbara Downey and Kelly Gilbert.

The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1999.

   Q DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS.

   A Although many analysts anticipated a slowdown in the U.S. economy after the global crisis of 1998, the economy continued to grow at a strong pace during the period. Low inflation and increased consumer spending, as well as healthy housing and manufacturing markets, led this growth and helped restore economic confidence. Consequently, investors who had sought refuge in U.S. Treasuries during the global turmoil began to return to other sectors of the market.
    The change in market sentiment resulted in higher interest rates and increased demand for mortgage-backed securities during the first quarter of 1999. By April, prices of mortgage-backed securities were back to normal, and demand subsided. In addition, mortgage prepayments continued to increase as investors, encouraged by attractive interest rates, used mortgage equity to pay off credit cards and refinance homes.

   Q  WHAT STRATEGY DID YOU USE TO MANAGE THE FUND BASED ON THESE FACTORS?

   A Historically, the Fund has functioned as a mortgage-backed securities portfolio, with 80 percent of the Fund typically invested in mortgage-backed securities and 20 percent in U.S. Treasuries. We began the period with a significant position in mortgages and maintained a short duration in an effort to reduce the Fund's volatility in the rising interest-rate environment. The Fund benefited from this strategy as higher Treasury yields and diminished fears of mortgage prepayments allowed mortgages to outperform Treasuries.
    When prices returned to normal near the end of the first quarter, we lowered our exposure to mortgages and increased our exposure to Treasuries. This move turned out to be premature, as mortgages continued to outperform Treasuries into April. Near the end of the period we still had a slightly overweight position in Treasuries, and we took advantage of the decline in mortgage prices to purchase some longer-duration, lower-coupon mortgages, which we believe will help the Fund preserve its income. For additional Fund portfolio highlights, please refer to page 8.

   Q  WHAT DO YOU MEAN BY PRESERVING THE FUND'S INCOME?

   A In 1998 interest rates steadily declined, which made purchasing or refinancing a home less expensive. This factor, combined with increased efficiency in the refinancing market, led to higher-than-anticipated mortgage prepayment levels. When a mortgage is prepaid, we need to use the proceeds to purchase new mortgage backed securities, which are paying at current, lower interest rates. This lowers the yield of the mortgage-backed securities held by the Fund. While it generally takes a few months for the effects of prepayments to reach the portfolio, the lower yields will eventually reduce the income available for dividends, making it necessary for us to reexamine the Fund's dividend. We believe the lower-coupon mortgages we purchased near the end of the period, which are less likely to be prepaid, will help preserve some of that income.

   Q  HOW DID THE FUND PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

   A The Fund performed well at the beginning of the period, but our premature move away from mortgages during the second half of the period hurt the Fund's return. For the six-month period ended June 30, 1999, the Fund generated a total return of -0.55 percent(1) (Class A shares at net asset value). By comparison, the Merrill Lynch 1- to 10-year Treasury Index generated a total return of 4.41 percent, and the Lehman Brothers Mortgage Index returned -1.06 percent. Keep in mind these broad-based indices reflect general performance of Treasury bonds and mortgage-backed securities, respectively. Neither index reflects any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future results.
    Dividends remained competitive during the period, providing shareholders with a healthy stream of current income. As of June 30, 1999, the Class A share distribution rate was 6.49 percent(3), based on a monthly dividend of $.0790 per Class A share and a maximum public offering price of $14.60 per share on June 30, 1999. In addition, the Fund's SEC yield was 5.64 percent.

   Q WHAT IS YOUR OUTLOOK FOR THE INVESTMENT ENVIRONMENT DURING THE NEXT SIX MONTHS, AND HOW HAVE YOU POSITIONED THE FUND?

   A As expected the Federal Reserve Board raised interest rates by 0.25 percent at the end of the period. We believe this move, combined with low inflation, will benefit the Fund because mortgages should perform better.
There are factors that concern us, however, including the increase in the prices of oil and other industrial commodities, which could have a negative effect on inflation. In addition, we will continue to monitor the effects of refinancing and prepayments in mortgage-backed securities in an effort to help preserve the Fund's income.

    During the next six months, we will invest in mortgages and Treasuries as we have in the past--when interest rates decline, we have typically favored Treasuries, and when interest rates rise, we've favored mortgages. At the end of the period, we positioned the Fund with a slight overweight in Treasuries and a longer duration because we anticipate future volatility to be relatively low.



[SIG]
Barbara Downey

Portfolio Manager

[SIG]
Kelly Gilbert

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

COUPON RATE: The stated rate of interest the bond pays on an annual basis, expressed as a percentage of the face value.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages.
    These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD: The annual rate of return on an investment, expressed as a percentage.

                              PORTFOLIO HIGHLIGHTS

                        VAN KAMPEN U.S. GOVERNMENT FUND

 DIVIDEND HISTORY FOR THE PERIOD ENDED JUNE 30, 1999

                                  [BAR GRAPH]


                                                  Jan 1999     Feb 1999     Mar 1999     Apr 1999     May 1999     Jun 1999
                                                  --------     --------     --------     --------     --------     --------
DISTRIBUTION PER CLASS A COMMON SHARE              0.0790       0.0790       0.0790       0.0790       0.0790       0.0790


The dividend history represents past performance of the Fund and does not predict the Fund's future distributions.

 ASSET ALLOCATION AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                  [BAR GRAPH]


                                   FNMA      GNMA      Treasury Securities      FHLB      REMIC/CMO      FHLMC
                                   ----      ----      -------------------      ----      ---------      -----
6/30/99                            43.8      35.6             10.6              5.0          2.8          2.2
12/31/98                           26.8      48.9             16.2                0          5.1          3.0


 COUPON DISTRIBUTION AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                  [BAR GRAPH]


                                             5.9 OR LESS    6-6.9     7-7.9     8-8.9     9-9.9     10 or more
                                             -----------    -----     -----     -----     -----     ----------
                                                12.4        37.4      24.2      13.1       9.4          3.5

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)             Description           Coupon          Maturity           Market Value
----------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES  83.5%
$  9,239   Federal Home Loan Mortgage
           Corp. Gold Pools............  10.000%   04/01/10 to 09/01/21   $   10,005,426
  21,399   Federal Home Loan Mortgage
           Corp. Pools.................   8.500    01/01/16 to 09/01/19       22,455,519
   4,859   Federal Home Loan Mortgage
           Corp. Pools.................  10.000    12/01/08 to 10/01/18        5,253,489
     404   Federal Home Loan Mortgage
           Corp. Pools.................  10.250          11/01/09                440,271
  12,904   Federal Home Loan Mortgage
           Corp. Pools.................  11.000    10/01/04 to 01/01/21       14,397,814
      86   Federal Home Loan Mortgage
           Corp. Pools.................  11.250          09/01/15                 95,461
   1,820   Federal Home Loan Mortgage
           Corp. REMIC Pools (PAC).....   8.000    01/01/19 to 01/15/21        1,820,696
  14,506   Federal Home Loan Mortgage
           Corp. REMIC Pools (PAC).....   8.250          12/15/20             14,780,017
  11,037   Federal Home Loan Mortgage
           Corp. REMIC Pools (PAC).....   8.600          10/15/05             11,332,627
   4,910   Federal Home Loan Mortgage
           Corp. REMIC Pools...........   9.000          02/15/21              5,116,742
   4,902   Federal Home Loan Mortgage
           Corp. REMIC Pools (PAC).....   9.250          11/15/05              5,064,476
  29,415   Federal National Mortgage
           Association Pools (Principal
           Only).......................    *       02/25/23 to 02/01/28       20,702,400
  25,000   Federal National Mortgage
           Association Pools...........   5.875          04/23/04             24,464,250
  25,000   Federal National Mortgage
           Association Pools...........   6.375          06/15/09             24,827,000
 147,810   Federal National Mortgage
           Association Pools...........   6.000    10/01/28 to 04/01/29      138,935,904
 235,816   Federal National Mortgage
           Association Pools (a).......   6.500    06/01/22 to 05/01/29      227,893,949
  29,000   Federal National Mortgage
           Association Pools (a).......   6.740          08/25/07             29,008,990

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)             Description           Coupon          Maturity           Market Value
----------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES (CONTINUED)
$252,256   Federal National Mortgage
           Association Pools...........   7.000%   03/01/12 to 08/01/28   $  251,097,225
 116,797   Federal National Mortgage
           Association Pools (a).......   7.500    08/01/22 to 01/19/39      118,255,796
  23,772   Federal National Mortgage
           Association Pools...........   8.000    12/01/16 to 12/01/22       24,457,799
   6,808   Federal National Mortgage
           Association Pools...........   8.500    04/01/17 to 06/01/21        7,148,277
   7,853   Federal National Mortgage
           Association Pools...........   9.000    05/01/09 to 02/01/21        8,386,964
   1,022   Federal National Mortgage
           Association Pools...........   9.500          05/01/20              1,090,668
   3,856   Federal National Mortgage
           Association Pools...........  10.500    10/01/11 to 09/01/19        4,270,015
   3,221   Federal National Mortgage
           Association Pools...........  11.000    12/01/03 to 11/01/19        3,622,172
     903   Federal National Mortgage
           Association Pools...........  11.500    12/01/09 to 01/01/16        1,020,861
      30   Federal National Mortgage
           Association Pools...........  12.500          03/01/15                 34,154
   1,222   Federal National Mortgage
           Association Pools...........  13.000          06/01/15              1,409,558
  11,050   Federal National Mortgage
           Association REMIC Pools
           (PAC).......................   4.500          02/25/20             10,492,333
   6,062   Federal National Mortgage
           Association REMIC Pools
           (PAC).......................   7.500          12/25/19              6,171,190
   9,761   Federal National Mortgage
           Association REMIC Pools
           (PAC).......................  11.000          01/25/19              9,923,306
  49,809   Government National Mortgage
           Association Pools...........   6.000    01/15/28 to 04/15/29       46,648,545
 197,357   Government National Mortgage
           Association Pools...........   6.500    04/15/26 to 06/15/29      190,055,277
 108,137   Government National Mortgage
           Association Pools...........   7.000    08/15/22 to 10/15/28      106,918,468

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)             Description           Coupon          Maturity           Market Value
----------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES (CONTINUED)
$ 39,316   Government National Mortgage
           Association Pools...........   7.500%   01/15/17 to 11/15/24   $   39,814,808
 123,650   Government National Mortgage
           Association Pools...........   8.000    12/15/00 to 11/15/28      128,651,389
  86,420   Government National Mortgage
           Association Pools (a).......   8.500    04/15/06 to 06/15/23       91,141,510
 143,593   Government National Mortgage
           Association Pools (a).......   9.000    09/15/04 to 03/15/23      153,982,635
  42,905   Government National Mortgage
           Association Pools...........   9.500    06/15/09 to 11/15/22       46,502,646
   5,908   Government National Mortgage
           Association Pools...........  10.000    09/15/15 to 09/15/20        6,476,426
   7,629   Government National Mortgage
           Association Pools...........  10.500    09/15/10 to 02/15/20        8,477,184
   1,166   Government National Mortgage
           Association Pools...........  11.000    03/15/10 to 12/15/18        1,310,572
   1,465   Government National Mortgage
           Association Pools...........  11.500    10/15/10 to 03/15/18        1,661,412
   1,108   Government National Mortgage
           Association Pools...........  12.000    07/15/11 to 08/15/15        1,275,577
     487   Government National Mortgage
           Association Pools...........  12.250    09/15/13 to 07/15/15          564,388
   1,266   Government National Mortgage
           Association Pools...........  12.500    04/15/10 to 08/15/15        1,469,424
     653   Government National Mortgage
           Association Pools...........  13.000    01/15/11 to 06/15/15          762,436
      92   Government National Mortgage
           Association II Pools........   8.500    05/20/02 to 02/20/17           96,952
   3,297   Government National Mortgage
           Association II Pools........  10.500    01/20/14 to 05/20/19        3,663,372
   2,045   Government National Mortgage
           Association II Pools........  11.000    07/20/13 to 08/20/19        2,299,427
     937   Government National Mortgage
           Association II Pools........  11.500    11/20/13 to 07/20/19        1,066,328

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)             Description           Coupon          Maturity           Market Value
----------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES (CONTINUED)
$  1,191   Government National Mortgage
           Association II Pools........  12.000%   08/20/13 to 12/20/15   $    1,374,459
     540   Government National Mortgage
           Association II Pools........  12.500    10/20/13 to 09/20/15          628,312
                                                                          --------------
           TOTAL MORTGAGE BACKED SECURITIES  83.5%.....................    1,838,816,896
                                                                          --------------

           UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  5.3%
  32,000   Federal Home Loan Bank
           Bonds.......................   4.875          01/22/02             31,191,680
  47,000   Federal Home Loan Bank
           Bonds.......................   5.125    02/26/02 to 09/15/03       45,673,290
  15,000   Federal Home Loan Bank
           Bonds.......................   5.165          04/12/01             14,847,750
  25,000   Federal Home Loan Bank
           Bonds.......................   5.500          08/13/01             24,841,000
                                                                          --------------
           TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS...........      116,553,720
                                                                          --------------

           UNITED STATES TREASURY OBLIGATIONS  11.3%
  25,000   United States Treasury
           Notes.......................   5.500          08/15/28             22,852,250
  25,000   United States Treasury
           Notes.......................   5.625          05/15/08             24,506,250
  15,000   United States Treasury
           Notes.......................   6.125          08/15/07             15,180,300
   5,000   United States Treasury
           Notes.......................   6.250          02/15/07              5,099,300
  28,200   United States Treasury
           Notes.......................   6.500          10/15/06             29,135,958
   5,000   United States Treasury
           Notes.......................   8.375          08/15/08              5,439,900
  50,000   United States Treasury Bonds
           Stripped Principal Payment
           (a).........................    *             05/15/05             35,415,000
  77,000   United States Treasury Bonds
           Stripped Principal Payment
           (a).........................    *             02/15/19             22,368,500
  25,000   United States Treasury Bonds
           Stripped Principal
           Payment.....................    *             05/15/09             13,729,250
  30,000   United States Treasury
           Bonds.......................   6.375          08/15/27             30,674,100
  40,000   United States Treasury
           Bonds.......................   7.250          08/15/22             44,717,200
                                                                          --------------
           TOTAL UNITED STATES TREASURY OBLIGATIONS....................      249,118,008
                                                                          --------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)             Description           Coupon          Maturity           Market Value
----------------------------------------------------------------------------------------
           FORWARD PURCHASE COMMITMENTS  6.4%
$145,000   Federal National Mortgage
           Association August
           Forward.....................   6.500%           TBA            $  140,355,650

TOTAL INVESTMENTS 106.5%
  (Cost $2,370,086,689)................................................    2,344,844,274
LIABILITIES IN EXCESS OF OTHER ASSETS  (6.5)%..........................     (142,677,453)
                                                                          --------------
NET ASSETS  100.0%.....................................................   $2,202,166,821
                                                                          ==============

* Zero coupon bond

(a) Assets segregated as collateral for open forward transactions or borrowings of the Fund.

PAC--Planned Amortization Classes

TBA--To be announced, maturity date has not been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,370,086,689).....................    $2,344,844,274
Cash........................................................            89,742
Receivables:
  Interest..................................................        17,519,186
  Fund Shares Sold..........................................         7,962,554
  Investments Sold..........................................         1,211,648
  Fee Income................................................           423,230
Other.......................................................           324,302
                                                                --------------
      Total Assets..........................................     2,372,374,936
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       139,608,724
  Income Distributions......................................        12,470,400
  Reverse Repurchase Agreements.............................         8,308,750
  Fund Shares Repurchased...................................         3,463,898
  Forward Commitments.......................................         3,379,819
  Distributor and Affiliates................................         1,003,281
  Investment Advisory Fee...................................           943,861
Accrued Expenses............................................           818,041
Trustees' Deferred Compensation and Retirement Plans........           211,341
                                                                --------------
    Total Liabilities.......................................       170,208,115
                                                                --------------
NET ASSETS..................................................    $2,202,166,821
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $2,507,448,077
Accumulated Undistributed Net Investment Income.............                60
Net Unrealized Depreciation.................................       (26,690,593)
Accumulated Net Realized Loss...............................      (278,590,723)
                                                                --------------
NET ASSETS..................................................    $2,202,166,821
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,974,419,992 and 141,950,449 shares of
    beneficial interest issued and outstanding).............    $        13.91
    Maximum sales charge (4.75%* of offering price).........               .69
                                                                --------------
    Maximum offering price to public........................    $        14.60
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $207,876,590 and 14,967,587 shares of
    beneficial interest issued and outstanding).............    $        13.89
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $19,870,239 and 1,431,217 shares of
    beneficial interest issued and outstanding).............    $        13.88
                                                                ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $  81,986,371
Fee Income..................................................        3,680,508
                                                                -------------
    Total Income............................................       85,666,879
                                                                -------------
EXPENSES:
Investment Advisory Fee.....................................        5,932,553
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,932,698, $1,241,094 and $99,078,
  respectively).............................................        3,272,870
Shareholder Services........................................        1,362,476
Custody.....................................................          232,780
Legal.......................................................           70,877
Trustees' Fees and Related Expenses.........................           50,751
Other.......................................................          379,863
                                                                -------------
    Total Operating Expenses................................       11,302,170
    Interest Expense........................................          499,881
                                                                -------------
    Total Expenses..........................................       11,802,051
                                                                -------------
NET INVESTMENT INCOME.......................................    $  73,864,828
                                                                =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $  (9,843,209)
  Forward Commitments.......................................       (9,888,906)
  Options...................................................          146,000
  Futures...................................................        7,321,525
                                                                -------------
Net Realized Loss...........................................      (12,264,590)
                                                                -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       48,093,284
                                                                -------------
  End of the Period:
    Investments.............................................      (25,242,415)
    Forward Commitments.....................................       (1,448,178)
                                                                -------------
                                                                  (26,690,593)
                                                                -------------
Net Unrealized Depreciation During the Period...............      (74,783,877)
                                                                -------------
NET REALIZED AND UNREALIZED LOSS............................    $ (87,048,467)
                                                                =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $ (13,183,639)
                                                                =============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Six Months Ended June 30, 1999
                and the Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                               Six Months Ended      Year Ended
                                                June 30, 1999     December 31, 1998
-----------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income........................   $   73,864,828     $  158,890,618
Net Realized Gain/Loss.......................      (12,264,590)        13,000,725
Net Unrealized Depreciation During the
  Period.....................................      (74,783,877)       (34,005,601)
                                                --------------     --------------
Change in Net Assets from Operations.........      (13,183,639)       137,885,742
                                                --------------     --------------
Distributions from Net Investment Income:
  Class A Shares.............................      (68,060,006)      (145,479,133)
  Class B Shares.............................       (7,332,805)       (19,836,275)
  Class C Shares.............................         (583,383)          (911,495)
                                                --------------     --------------
Total Distributions..........................      (75,976,194)      (166,226,903)
                                                --------------     --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.................................      (89,159,833)       (28,341,161)
                                                --------------     --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold....................      512,476,873        227,696,473
Net Asset Value of Shares Issued Through
  Dividend Reinvestment......................       38,717,682         83,888,683
Cost of Shares Repurchased...................     (641,673,927)      (539,408,924)
                                                --------------     --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...............................      (90,479,372)      (227,823,768)
                                                --------------     --------------
TOTAL DECREASE IN NET ASSETS.................     (179,639,205)      (256,164,929)

NET ASSETS:
Beginning of the Period......................    2,381,806,026      2,637,970,955
                                                --------------     --------------
End of the Period (Including accumulated
  undistributed net investment income of $60
  and $2,111,426, respectively)..............   $2,202,166,821     $2,381,806,026
                                                ==============     ==============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                              Six Months              Year Ended December 31,
                                 Ended       -----------------------------------------
       Class A Shares        June 30, 1999     1998       1997       1996       1995
--------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............   $ 14.459      $ 14.624   $ 14.459   $ 14.950   $ 13.698
                               --------      --------   --------   --------   --------
  Net Investment Income.....       .461          .941      1.039      1.069      1.111
  Net Realized and
    Unrealized Gain/Loss....      (.537)        (.127)      .158      (.495)     1.233
                               --------      --------   --------   --------   --------
Total from Investment
  Operations................      (.076)         .814      1.197       .574      2.344
Less Distributions from and
  in Excess of Net
  Investment Income.........       .474          .979      1.032      1.065      1.092
                               --------      --------   --------   --------   --------
Net Asset Value, End of the
  Period....................   $ 13.909      $ 14.459   $ 14.624   $ 14.459   $ 14.950
                               ========      ========   ========   ========   ========
Total Return (a)............      (.55%)*       5.77%      8.57%      4.10%     17.61%
Net Assets at End of the
  Period (In millions)......   $1,974.4      $2,079.6   $2,264.8   $2,560.1   $2,962.9
Ratio of Operating Expenses
  to Average Net
  Assets (b)................       .93%          .90%       .90%       .90%       .93%
Ratio of Interest Expense to
  Average Net Assets........       .04%          .04%       .08%       .02%       .27%
Ratio of Net Investment
  Income to Average Net
  Assets (b)................      6.53%         6.45%      7.26%      7.38%      7.68%
Portfolio Turnover
  (Excluding Dollar Rolls
  and Forward Commitment
  Transactions).............        69%*          82%       104%        64%        63%

*Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                Six Months            Year Ended December 31,
                                   Ended       -------------------------------------
        Class B Shares         June 30, 1999    1998      1997      1996      1995
------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................    $14.440      $14.609   $14.447   $14.948   $13.694
                                  -------      -------   -------   -------   -------
  Net Investment Income.......       .395         .816      .916      .947      .991
  Net Realized and Unrealized
    Gain/Loss.................      (.530)       (.121)     .162     (.494)    1.241
                                  -------      -------   -------   -------   -------
Total from Investment
  Operations..................      (.135)        .695     1.078      .453     2.232
                                  -------      -------   -------   -------   -------
Less Distributions from and in
  Excess of Net Investment
  Income......................       .417         .864      .916      .954      .978
                                  -------      -------   -------   -------   -------
Net Asset Value, End of the
  Period......................    $13.888      $14.440   $14.609   $14.447   $14.948
                                  =======      =======   =======   =======   =======
Total Return (a)..............      (.95%)*      4.87%     7.71%     3.24%    16.78%
Net Assets at End of the
  Period (In millions)........    $ 207.9      $ 284.2   $ 359.0   $ 414.8   $ 466.7
Ratio of Operating Expenses to
  Average Net Assets (b)......      1.75%        1.72%     1.72%     1.73%     1.75%
Ratio of Interest Expense to
  Average Net Assets..........       .04%         .04%      .08%      .02%      .27%
Ratio of Net Investment Income
  to Average Net Assets (b)...      5.73%        5.63%     6.44%     6.55%     6.85%
Portfolio Turnover (Excluding
  Dollar Rolls and Forward
  Commitment Transactions)....        69%*         82%      104%       64%       63%

*Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                Six Months            Year Ended December 31,
                                   Ended       -------------------------------------
        Class C Shares         June 30, 1999    1998      1997      1996      1995
------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................    $14.436      $14.608   $14.448   $14.948   $13.693
                                  -------      -------   -------   -------   -------
  Net Investment Income.......       .402         .822      .910      .943      .996
  Net Realized and Unrealized
    Gain/Loss.................      (.538)       (.130)     .166     (.489)    1.237
                                  -------      -------   -------   -------   -------
Total from Investment
  Operations..................      (.136)        .692     1.076      .454     2.233
Less Distributions from and in
  Excess of Net Investment
  Income......................       .417         .864      .916      .954      .978
                                  -------      -------   -------   -------   -------
Net Asset Value, End of the
  Period......................    $13.883      $14.436   $14.608   $14.448   $14.948
                                  =======      =======   =======   =======   =======
Total Return (a)..............     (1.02%)*      4.87%     7.71%     3.24%    16.78%
Net Assets at End of the
  Period (In millions)........    $  19.9      $  18.0   $  14.2   $  14.3   $  13.3
Ratio of Operating Expenses to
  Average Net Assets (b)......      1.74%        1.72%     1.72%     1.72%     1.75%
Ratio of Interest Expense to
  Average Net Assets..........       .04%         .04%      .08%      .02%      .27%
Ratio of Net Investment Income
  to Average Net Assets (b)...      5.66%        5.63%     6.41%     6.55%     6.86%
Portfolio Turnover (Excluding
  Dollar Rolls and Forward
  Commitment Transactions)....        69%*         82%      104%       64%       63%

*Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen U.S. Government Fund (the "Fund") is organized as a series of Van Kampen U.S. Government Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund commenced investment operations on May 31, 1984. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. If such valuations are not available, then estimates are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

the value of the underlying security at not less than the repurchase proceeds due to the Fund.

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the term of the commitment, the Fund may resell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In connection with this extension, the Fund receives a fee, which is included in fee income on the date of the extension. In addition, the Fund may occasionally close such forward commitments prior to delivery.

    The Fund may also invest in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon a short-term interest rate. The average daily balance of reverse repurchase agreements during the period was approximately $26.4 million with an average interest rate of 3.81%.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

such losses against any future realized capital gains. At December 31, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $264,523,405 which will expire between December 31, 2000 and December 31, 2005. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and the mark to market of open futures contracts at December 31, 1998.

    At June 30, 1999, for federal income tax purposes the cost of long- and short-term investments is $2,370,142,939, the aggregate gross unrealized appreciation is $28,759,877 and the aggregate gross unrealized depreciation is $54,058,542, resulting in net unrealized depreciation on long- and short-term investments of $25,298,665.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $500 million....................................     .550 of 1%
Next  $500 million....................................     .525 of 1%
Next    $2 billion....................................     .500 of 1%
Next    $2 billion....................................     .475 of 1%
Next    $2 billion....................................     .450 of 1%
Next    $2 billion....................................     .425 of 1%
Thereafter............................................     .400 of 1%

    For the six months ended June 30, 1999, the Fund recognized expenses of approximately $51,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 1999, the Fund recognized expenses of approximately $228,500 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended June 30, 1999, the Fund recognized expenses of approximately $1,018,100. Transfer agency fees are

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 1999, capital aggregated $2,227,550,616, $258,327,166 and
$21,570,295 for Classes A, B and C, respectively. For the six months ended June 30, 1999, transactions were as follows:

                                               SHARES           VALUE
-------------------------------------------------------------------------
Sales:
  Class A..................................   32,056,755    $ 456,190,626
  Class B..................................    1,379,760       19,663,914
  Class C..................................    2,562,826       36,622,333
                                             -----------    -------------
Total Sales................................   35,999,341    $ 512,476,873
                                             ===========    =============
Dividend Reinvestment:
  Class A..................................    2,447,289    $  34,787,273
  Class B..................................      254,247        3,611,655
  Class C..................................       22,471          318,754
                                             -----------    -------------
Total Dividend Reinvestment................    2,724,007    $  38,717,682
                                             ===========    =============
Repurchases:
  Class A..................................  (36,379,454)   $(517,190,331)
  Class B..................................   (6,349,198)     (90,241,325)
  Class C..................................   (2,398,561)     (34,242,271)
                                             -----------    -------------
Total Repurchases..........................  (45,127,213)   $(641,673,927)
                                             ===========    =============

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1998, capital aggregated $2,253,763,048, $325,292,922 and
$18,871,479 for Classes A, B and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  12,318,462    $ 178,967,243
  Class B....................................   2,614,449       38,018,032
  Class C....................................     737,549       10,711,198
                                              -----------    -------------
Total Sales..................................  15,670,460    $ 227,696,473
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   5,072,364    $  73,854,456
  Class B....................................     657,222        9,560,132
  Class C....................................      32,619          474,095
                                              -----------    -------------
Total Dividend Reinvestment..................   5,762,205    $  83,888,683
                                              ===========    =============
Repurchases:
  Class A.................................... (28,427,934)   $(413,723,630)
  Class B....................................  (8,161,261)    (118,456,887)
  Class C....................................    (497,580)      (7,228,407)
                                              -----------    -------------
Total Repurchases............................ (37,086,775)   $(539,408,924)
                                              ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALE CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................     4.00%              1.00%
Second.......................................     3.75%               None
Third........................................     3.50%               None
Fourth.......................................     2.50%               None
Fifth........................................     1.50%               None
Sixth........................................     1.00%               None
Seventh and Thereafter.......................      None               None

    For the six months ended June 30, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $39,200 and CDSC on redeemed shares of approximately $258,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales on investments, including principal paydowns, excluding forward commitment transactions and short-term investments, for the six months ended June 30, 1999, were $1,634,517,761 and $1,532,826,712, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract or forward commitment. In these

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

instances the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract.
    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period.
    Transactions in options for the six months ended June 30, 1999, were as follows:

                                                    CONTRACTS     PREMIUM
--------------------------------------------------------------------------
Outstanding at December 31, 1998................       -0-       $     -0-
  Options Written and Purchased (Net)...........       250         349,563
  Options Terminated in Closing Transactions
     (Net)......................................      (250)       (349,563)
  Options Expired (Net).........................       -0-             -0-
                                                      ----       ---------
Outstanding at June 30, 1999....................       -0-       $     -0-
                                                      ====       =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
    Transactions in futures contracts, each with a par value of $100,000, for the six months ended June 30, 1999, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1998..........................       1,837
  Futures Opened..........................................       8,887
  Futures Closed..........................................     (10,724)
                                                               -------
Outstanding at June 30, 1999..............................         -0-
                                                               =======

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

C. FORWARD COMMITMENTS--The Fund trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these items is reflected as a component of unrealized appreciation/depreciation on forward commitments. The Fund has segregated assets for these open commitments totaling $450.2 million.

    The following forward purchase commitments were outstanding as of June 30, 1999:

                                                                         UNREALIZED
PAR AMOUNT                                 SETTLEMENT                   APPRECIATION/
  (000)              DESCRIPTION              DATE      CURRENT VALUE   DEPRECIATION
-------------------------------------------------------------------------------------
 $120,000    FNMA, 6.50% coupon..........   07/14/99    $115,931,400    $(1,786,178)
   25,000    FNMA, 7.50% coupon..........   08/16/99      25,273,438            -0-
   20,000    GNMA, 7.00% coupon..........   07/22/99      19,759,400        (76,538)
   95,000    FHLMC Gold, 7.00% coupon....   08/16/99      94,109,850        414,538
                                                        -------------   ------------
                                                        $255,074,088    $(1,448,178)
                                                        =============   ============

D. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to the settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. Risks may result as a result of the potential inability of counterparties to meet the terms of their contracts.

    The following closed but unsettled forward transactions were outstanding at June 30, 1999:

                           SETTLEMENT                                     NET
       DESCRIPTION            DATE       RECEIVABLE      PAYABLE        PAYABLE
---------------------------------------------------------------------------------
FNMA ($145,000,000 par,
  6.50% coupon,
  12/31/23)..............   07/14/99    $139,216,015   $140,561,328   $(1,345,313)
FHLMC Gold ($95,000,000
  par, 7.00% coupon,
  12/31/23)..............   07/14/99      93,695,313     94,281,641      (586,328)
                                                                      -----------
                                                                      $(1,931,641)
                                                                      ===========

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Fund also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1999, are payments retained by Van Kampen of approximately $1,054,300.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Small Cap Value
   Technology
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
SENIOR LOAN FUNDS
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                        VAN KAMPEN U.S. GOVERNMENT FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After November 30, 1999, the report, if used with prospective investors, must be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

                                       32